EXECUTION VERSION

AMENDMENT NO. 1 TO

AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

OF

AIREON LLC

A DELAWARE LIMITED LIABILITY COMPANY

This Amendment No. 1 to Amended and Restated Limited Liability Company Agreement (this “Amendment”) is dated as of June 27, 2013 and is entered into by NAV CANADA Satellite, Inc, a Delaware corporation, and Iridium Satellite LLC, a Delaware limited liability company (collectively, the “Members”), NAV CANADA, and Aireon LLC (the “Company”).

RECITALS

A.            The Members, NAV CANADA and the Company are party to that certain Amended and Restated Limited Liability Company Agreement, dated as of November 19, 2012, as amended (the “Operating Agreement”).

B.            The Members, NAV CANADA and the Company wish to amend the Company’s Operating Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.           Amendments.

a.              The following definitions contained in Article 1 of the Operating Agreement are hereby amended and restated in their entirety and replaced with the following:

"“Accrued Dividend” means, (i) with respect to any Preferred Interest issued on the Effective Date or in connection with the Third NAV CANADA Tranche Financing, the Fourth NAV CANADA Tranche Financing, the Fifth NAV CANADA Tranche Financing or the exercise of the Contingent B Financing Option (if any), (A) prior to January 1, 2016, zero (0), and (B) on or after January 1, 2016, an amount that would have accrued if the total amount of Unreturned Capital attributable to such Preferred Interest had been accruing daily at the rate of five percent (5%) per annum, from (and including) the date of issuance of such Preferred Interest until (and including) the date on which such Preferred Interest is converted into Common Interest or redeemed with full payment of applicable Redemption Price by the Company, and (ii) with respect to any Preferred Interest issued in connection with the Second NAV CANADA Tranche Financing, (A) prior to January 1, 2016, zero (0), and (B) on or after January 1, 2016, an amount that would have accrued if the total amount of Unreturned Capital attributable to such Preferred Interest had been accruing daily at the rate of ten percent (10%) per annum, from (and including) the date of issuance of such Preferred Interest until (and including) the date on which such Preferred Interest is converted into Common Interest or redeemed with full payment of applicable Redemption Price by the Company."

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

““Fifth NAV CANADA Tranche Financing Conditions” means the following:

(i)	[***];

(ii)	[***];

(iii)	[***];

(iv)	[***]; and

(v)	[***].”

"“Second NAV CANADA Tranche Financing Conditions” means the following:

(i)	[***]:

(A)	[***];

(B)	[***]; and

(C)	[***];

(ii)	[***]; and

(iii)	[***]."

"“Third NAV CANADA Tranche Financing Conditions” means the following:

(i)	[***]:

(A)	[***];

(B)	[***];

(C)	[***];

(D)	[***];

(E)	[***];

(F)	[***]; and

(G)	[***]; and

(ii)	[***]."

b.             Section 3.6.4 of the Operating Agreement is hereby deleted in its entirety and replaced with the following:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“3.6.4              Contingent Financing. Without limiting the rights of the Members or NAV CANADA under other provisions of this Agreement, each of the Members and NAV CANADA severally agrees to [***]. If [***], then NAV CANADA US Subsidiary shall[***] have an option, exercisable at its sole discretion, in whole or in part, by written notice delivered to the Company, at any time and from time to time (so long as NAV CANADA US Subsidiary has not prior to such time elected not to fund any NAV CANADA Financing in accordance with the terms of Section 3.6.3), to extend additional financing to the Company, at any time and from time to time (so long as NAV CANADA US Subsidiary has not prior to such time elected not to fund any NAV CANADA Financing in accordance with the terms of Section 3.6.3), in exchange for issuance by the Company of additional Preferred Interests in an aggregate amount not to exceed 19% of the Fully Diluted Company Interests, at a price equal to $[***] per basis point (i.e., one one-hundredth of one percent (.01%)) (for an aggregate amount of $[***] assuming full exercise of such option) (subject to any adjustment necessary for any Interest split, combination, reclassification or similar events) (“Contingent Financing Option B”; together with Contingent Financing Option A, collectively or individually, a “Contingent Financing”).” For purposes of this Section 3.6.4, [***]. Notwithstanding anything to the contrary in the foregoing, [***] if at any time and from time to time [***], the Company’s Board of Directors determines that it is in the best interest of the Company to obtain bridge financing (and NAV CANADA US Subsidiary has not prior to such time elected not to fund any NAV CANADA Financing in accordance with the terms of Section 3.6.3), then (i) the Company may obtain such bridge financing [***] (in such an event, the bridge financing described in this clause (i) of Section 3.6.4 shall be deemed included in Contingent Financing Option A for purposes of this Agreement), or (ii) if the Company is unable to obtain Contingent Financing Option A as described in the foregoing clause (i) of this Section 3.6.4, after the use of commercially reasonable efforts to obtain such Contingent Financing Option A, then NAV CANADA US Subsidiary shall have the option, exercisable at its sole discretion, to extend such additional financing to the Company, [***]in exchange for issuance by the Company of additional Preferred Interests, in an aggregate amount not to exceed 19% of the Fully Diluted Company Interests, at a price equal to $[***] per basis point (i.e., one one-hundredth of one percent (.01%)) (for an aggregate amount of $[***] assuming full exercise of such option) (subject to any adjustment necessary for any Interest split, combination, reclassification or similar events) (in such event the additional issuance to NAV CANADA US Subsidiary pursuant to this clause (ii) of Section 3.6.4 shall be deemed included in Contingent Financing Option B for purposes of this Agreement.

2.              Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the other provisions of the Operating Agreement. In the event of any conflict between the Operating Agreement, any previous amendment of the Operating Agreement, this Amendment and any subsequent amendment, the document later in time shall prevail.

3.              This Amendment shall be binding upon and shall inure to the benefit of the successors in interest of the parties hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed as of the date first hereinabove set forth.

AIREON LLC

By:	/s/ Donald L. Thoma
Name:	Donald L. Thoma
Title:	Chief Executive Officer

NAV CANADA

By:	/s/ John W. Crichton
Name:	John W. Crichton
Title:	President & CEO

By:	/s/ Neil R. Wilson
Name:	Neil R. Wilson
Title:	Executive Vice President, Administration & General Counsel

MEMBERS:

NAV CANADA Satellite, Inc.	Iridium Satellite LLC

By:	/s/ John W. Crichton	By:	/s/ Thomas J. Fitzpatrick
Name:	John W. Crichton	Name:	Thomas J. Fitzpatrick
Title:	President	Title:	Chief Financial Officer

By:	/s/ Neil R. Wilson
Name:	Neil R. Wilson
Title:	Vice President & Secretary

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Signature Page to Amendment No. 1